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                                                                   EXHIBIT 10.29


                                                                [EXECUTION COPY]

                          REGISTRATION RIGHTS AGREEMENT
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                          REGISTRATION RIGHTS AGREEMENT

      THIS REGISTRATION RIGHTS AGREEMENT ("Agreement") is entered into this 6th day of March, 2002, by and between COMDIAL CORPORATION, a Delaware corporation (the "Company") and BANK OF AMERICA, N.A., a national banking association (the "Bank").

      WHEREAS, pursuant to that certain Preferred Stock Investment Agreement dated on an even date herewith (the "Investment Agreement") by and between the Company and the Bank, whereby among other things the Bank is exchanging $10,000,000 of outstanding debt owed by the Company into shares of the Company's Series B Alternate Rate Cumulative Convertible Redeemable Preferred Stock, par value $10.00 per share (the "Preferred Stock").

      WHEREAS, as a condition to their willingness to enter into the Investment Agreement, the Bank desires that the Company grant certain registration rights with respect to the Common Stock which they may acquire upon conversion of the Preferred Stock.

      NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Bank and the Company hereby agree as follows:

1. Definitions.
   -----------

      As used herein:

      (a) Exchange Act. The term "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      (b) Holder. The term "Holder" means the Bank and all other Persons holding Registrable Securities so long as the Bank or such other Persons holds Registrable Securities.

      (c) Registration. The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such Registration Statement.

      (d) Person. The term "Person" shall have the meaning set forth in Section 2(2) of the Securities Act.

      (e) Preferred Stock. The term "Preferred Stock" shall have the meaning set forth in the recitals above.

      (f) Prospectus. The term "Prospectus" shall have the meaning set forth in
Section 2(10) of the Securities Act.

      (g) Registrable Securities. The term "Registrable Securities" means (i) all shares of Common Stock issued or issuable pursuant to the conversion of the Preferred Stock and (ii) any shares of the Common Stock of the Company or other securities issued in connection with any stock
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split, stock dividend, recapitalization or similar event relating to the foregoing; excluding in all cases, however, any Registrable Securities sold to the public pursuant to an effective Registration Statement or sold pursuant to Rule 144 (or successor provision) promulgated under the Securities Act.

      (h) Registration Expenses. The term "Registration Expenses" shall mean any and all expenses incident to the performance of or compliance by the Company with this Agreement, including without limitation: (i) all SEC or National Association of Securities Dealers, Inc. (the "NASD") registration and filing fees, including, if applicable, the fees and expenses of any "qualified independent underwriter" (and its counsel) that is required to be retained by any Holder of Registrable Securities in accordance with the rules and regulations of the NASD, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of one counsel for any underwriters or Holder in connection with blue sky qualification of any of the Registrable Securities) and compliance with the rules of the NASD, (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus and any amendments or supplements thereto, and in preparing or assisting in preparing, printing and distributing any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, (v) the fees and disbursements of counsel for the Company and of the independent certified public accountants of the Company, including the expenses of any "cold comfort" letters required by or incident to such performance and compliance, (vi) the fees and expenses of any exchange agent or custodian, (vii) all fees and expenses incurred in connection with the listing, if any, of any of the Registrable Securities on any securities exchange or exchanges, (viii) the reasonable fees and expenses of any special experts retained by the Company in connection with any Registration Statement, and (v) the reasonable fees and expenses of one special legal counsel for Holder.

      (i) Registration Statement. The term "Registration Statement" shall mean any Registration Statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

      (j) Securities Act. The term "Securities Act" means the Securities Act of 1933, as amended.

      (k) SEC. The term "SEC" means the Securities and Exchange Commission.

2. Registration Rights.
   -------------------

      (a) Demand Rights. If the Company receives written request from the Holder
          -------------
of the Registrable Securities that the Company file a Registration Statement covering the Registrable Securities, then the Company shall as soon as practicable after receipt of such request file a Registration Statement for a public offering of all Registrable Securities which the Holder requests to be registered (which offering may be an underwritten offering in the Company's sole discretion) and use its best efforts to cause such Registration Statement to become effective; provided that (i)


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the Company shall only be required to file up to four (4) such Registration
Statements (other than on Form S-3 below) pursuant to this section and (ii) the amount of Registrable Securities to be registered shall be equal to or greater than the lesser of (A) 250,000 shares of Common Stock and (B) a number of shares having an anticipated aggregate public offering price (before underwriting discounts and commissions) of not less than $250,000.

      (b) Piggyback Rights. If at any time or from time to time, the Company
          ----------------
shall determine to register any Common Stock for public sale under the Securities Act (other than on a registration statement related to any employee benefit plan, acquisition or corporate reorganization or registration for foreign issuance or distribution) the Company will: (a) promptly give to the Holder written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify its Common Stock under the applicable blue sky or other state securities laws); and (b) use all commercially reasonable efforts to cause to be included in such registration under the Securities Act (and any related qualification under blue sky laws or other compliance) and in any underwriting involved therein on the same terms and conditions as the other securities included in such registration, all the Registrable Securities specified in a written request made within 30 days after receipt of such written notice from the Company by the Holder; except that, if, in connection with any offering, the managing underwriter (or, in case of an offering that is not underwritten, a nationally recognized investment banking firm) shall advise the Company in writing that there should be a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in its judgment, such limitation is necessary to effect an orderly public distribution that would not materially and adversely affect the offering price or market price of the Common Stock, then the Company shall be only obligated to include in such Registration Statement that number of Registrable Securities that is in excess of the number of shares of Common Stock the Company proposes to sell under the Registration Statement. If the registration is initiated by the Company for its own account, the Company shall not be required to reduce the number of shares of Common Stock to be offered by the Company in such Registration Statement for any reason.

      (c) Form S-3. After the Company has qualified for the use of a
          --------
Registration Statement on Form S-3, in addition to the rights contained in
Section 2(a) above, the Holder shall have the right to request the Company use its best efforts to effect a registration of the Registrable Securities on Form S-3 (each such request to be in writing and to state the number of shares to be disposed of and the intended methods of disposition); provided, however, that the amount of Registrable Securities to be registered shall be equal to or greater than the lesser of (A) 250,000 shares of Common Stock and (B) a number of shares having an anticipated aggregate public offering price (before underwriting discounts and commissions) of not less than $250,000.

3. Effectiveness.
   -------------

      A Registration Statement pursuant to which any Registrable Securities are being offered will not be deemed to have become effective unless it has been declared effective by the SEC; provided, however, that if, after it has been
                               -----------------
declared effective, the offering of the Registrable Securities pursuant to such Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Registration Statement will be deemed not to have been effective during the period of such interference, until the offering of Registrable Securities pursuant to such Registration Statement may legally resume. The


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Company will be deemed not to have used best efforts to cause the Registration
Statement to become, or to remain, effective during the requisite period if it voluntarily takes any action that would result in any such Registration Statement not being declared effective or that would result in the Holder not being able to offer and sell the Registrable Securities during that period unless such action is required by applicable laws and regulations or currently prevailing interpretations of the staff of the SEC. The Company shall use best efforts to maintain the effectiveness for up to 180 days (or such shorter period of time as the underwriters need to complete the distribution of the registered offering) of any Registration Statement pursuant to which any of the Registrable Securities are being offered, and from time to time will amend or supplement such Registration Statement and the Prospectus contained therein to the extent necessary to comply with the Securities Act and any applicable state securities laws or regulations. The Company shall also provide the Holder with as many copies of the Prospectus contained in any such Registration Statement as the Holder may reasonably request.

4. Expenses of Registration.
   ------------------------

      All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this Agreement shall be borne by the Company. Except as provided herein, the Holder shall pay all underwriters' fees, discounts or commissions or transfer taxes, if any, relating to the sale or disposition of the Holder's Registrable Securities.

5. Registration Procedures.
   -----------------------

      In the case of each registration, qualification, or compliance effected by the Company pursuant to this Agreement, the Company will keep the Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense, the Company will:

      (a) Prepare and file with the SEC a Registration Statement with respect to such Registrable Securities as described in Section 2 and use its best efforts to cause such Registration Statement to become effective and to remain effective in accordance with Section 3 (provided that before filing a Registration Statement or Prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by the Holder copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel);

      (b) Prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and current for a period of not less than 180 days (plus any period during which Holders must refrain from selling pursuant to Section 5(f)) or such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof as set forth in such Registration Statement;

      (c) Furnish to each selling Holder and to each managing underwriter, if any, (i) at least three (3) business day prior to filing with the SEC, any Registration Statement covering shares of Registrable Securities, and any amendment or supplement thereto, and any Prospectus, which


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documents will be subject to the reasonable review of the selling Holders and such underwriter, and, with respect to a Registration Statement prepared pursuant to Section 2(a), the Company shall not file any such documents with the SEC to which selling Holder shall reasonably object; and (ii) a copy of any and all transmittal letters or other correspondence with the SEC or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering of shares of Registrable Securities;

      (d) (i) Furnish to the Holder, and to each underwriter, if any, without charge, such number of copies of such Registration Statement, each amendment and supplement thereto, the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the Holder or underwriters may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Holder; and (ii) consent to the use of the Prospectus or any amendment or supplement thereto by the Holder of Registrable Securities included in the Registration Statement in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto;

      (e) Use its commercially reasonable best efforts to register or qualify such Registrable Securities under all applicable securities or blue sky laws of such jurisdictions of the United States by the time the applicable Registration Statement is declared effective by the SEC as the Holder and any underwriters reasonably request in writing and do any other related acts which may be reasonably necessary or advisable to enable the Holder and underwriters to consummate the disposition in such jurisdictions of the Registrable Securities; provided, however, that the Company shall not be required to (i) qualify as a
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foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 5(e), (ii) file any general consent to service of process in any jurisdiction where it would not otherwise be subject to such service of process, or (iii) subject itself to taxation in any such jurisdiction if it is not then so subject;

      (f) Notify the Holder, its counsel, and the managing underwriters, if any, promptly, and promptly confirm such notice in writing, (i) at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which, or the fact that, the Prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the reasonable request of a majority of the Holders, the Company will prepare a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading; (ii) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (iii) of any request by the SEC or any state securities authority for amendments and supplements to a Registration Statement or Prospectus or for additional information after the Registration Statement has become effective, (iv) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the qualification of the Registrable Securities or the initiation of any proceedings for that purpose, (v) if, between the effective date of a Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Company contained in any purchase agreement, securities sales agreement or other similar agreement, if any, cease to be true


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and correct in all material respects, and (vi) the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate;

      (g) If applicable, use its best efforts to cause all such Registrable Securities to be listed or quoted on each securities exchange or interdealer quotation system on which similar securities issued by the Company are then listed or quoted;

      (h) Provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such Registration Statement;

      (i) Enter into such customary agreements (including underwriting agreements on customary terms) and take all such other actions as the selling Holders or the underwriters, if any, reasonably requests in order to expedite or facilitate the disposition of such Registrable Securities;

      (j) Obtain for delivery to the Company and the managing underwriters, if any, with copies to the Holders of the Registrable Securities being registered, a comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters as the Holders shall reasonably request, dated the effective date of the Registration Statement and brought down to the closing;

      (k) If necessary, obtain a CUSIP number for the Registrable Securities not later than the effective date of the Registration Statement; and

      (l) Make available for inspection by the selling Holder, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or any other agent retained by the Holder or any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by the Holder, any such underwriter, attorney, accountant or agent in connection with such Registration Statement.

      (m) Cooperate with the Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and registered in such names as the Holder or the underwriters may reasonably request at least two Business Days prior to the closing of any sale of Registrable Securities pursuant to such Registration Statement;

      (n) As expeditiously as possible, upon the occurrence of any circumstance contemplated by Section 5(f)(i), 5(f)(iii), 5(f)(iv), or 5(f)(v) hereof, use best efforts to prepare a supplement or post-effective amendment to such Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and to notify the Holder to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and the Holder hereby agrees to suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission;


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

      (o) Cooperate with each seller of Registrable Securities covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD;

      (p) Make "generally available to its security holders" (within the meaning of Rule 158 of the Securities Act) an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder no later than 45 days after the end of the 12-month period beginning with the first day of the Company's first fiscal quarter commencing after the effective date of the Registration Statement, which earnings statement shall cover said 12-month period; and

      (q) Use best efforts to take all other steps necessary to effect the registration of the Registrable Securities covered by a Registration Statement contemplated hereby.

6. Indemnification and Contribution.
   --------------------------------

      (a) In connection with any Registration Statement, the Company shall indemnify and hold harmless the Holder and each underwriter who participates in an offering of the Registrable Securities, each Person, if any, who controls any of such parties within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act and each of their respective directors, officers, employees and agents, as follows:

            (i) from and against any and all loss, liability, claim, damage and expense whatsoever, joint or several, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) covering Registrable Securities, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

            (ii) from and against any and all loss, liability, claim, damage and expense whatsoever, joint or several, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any court or governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the prior written consent of the Company; and

            (iii) from and against any and all expenses whatsoever, as incurred (including reasonable fees and disbursements of counsel chosen by Holder or any underwriter (except to the extent otherwise expressly provided in Section 6(c) hereof)), incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any court or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or


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      omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) of this Section 6(a);

provided, however, that (i) this indemnity does not apply to any loss,
-----------------
liability, claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission with respect to a Holder made in reliance upon and in conformity with written information furnished in writing to the Company by the Holder, or any underwriter with respect to the Holder, or any underwriter, as the case may be, expressly for use in a Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) and (ii) the Company shall not be liable to the Holder, any underwriter or controlling Person, with respect to any untrue statement or alleged untrue statement or omission or alleged omission in any preliminary Prospectus to the extent that any such loss, liability, claim, damage or expense of the Holder, any underwriter or controlling Person results from the fact that the Holder or any underwriter, sold Registrable Securities to a Person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final Prospectus as then amended or supplemented if the Company had previously furnished copies thereof to the Holder or any underwriter or controlling Person and the loss, liability, claim, damage or expense of the Holder or underwriter, or controlling Person results from an untrue statement or omission of a material fact contained in the preliminary Prospectus which was corrected in the final Prospectus. Any amounts advanced by the Company to an indemnified party pursuant to this Section 6 as a result of such losses shall be returned to the Company if it shall be finally determined by such a court in a judgment not subject to appeal or final review that such indemnified party was not entitled to indemnification by the Company.

      (b) It shall be a condition to the obligation of the Company to effect a registration of Registrable Securities under the Securities Act pursuant hereto that each seller of Registrable Securities, severally and not jointly, indemnifies and holds harmless the Company, any underwriter and each of their respective directors, officers (including each officer of the Company who signed the Registration Statement), employees and agents, any underwriter or any other selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all loss, liability, claim, damage and expense whatsoever described in the indemnity contained in Section 6(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in a Registration Statement or any Prospectus in reliance upon and in conformity with written information furnished to the Company by such selling Holder with respect to such Holder expressly for use in such Registration Statement, or any such Prospectus; provided that the liability of each seller of Registrable Securities pursuant to this Section 6(b) shall not exceed an amount equal to the net proceeds of the sale of Registrable Shares sold pursuant to such registration statement that are received by or for the benefit of such seller of Registrable Securities.

      (c) Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, enclosing a copy of all papers properly served on such indemnified party, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have under this
Section 6, except to the extent that it is materially prejudiced by such failure. An indemnifying party may participate at its own expense in the defense of such action, or, if it so elects within a reasonable time after receipt of such notice, assume the defense of any suit brought to enforce any such claim; but if it so elects to assume the defense, such defense shall be conducted by


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counsel chosen by it and approved by the indemnified party or parties, which approval shall not be unreasonably withheld. In the event that an indemnifying party elects to assume the defense of any such suit and retain such counsel, the indemnified party or parties shall bear the fees and expenses of any additional counsel thereafter retained by such indemnified party or parties; provided,
                                                                  --------
however, that the indemnified party or parties shall have the right to employ
-------
counsel (in addition to local counsel) to represent the indemnified party or parties who may be subject to liability arising out of any action in respect of which indemnity may be sought against the indemnifying party if, in the reasonable judgment of counsel for the indemnified party or parties, there may be legal defenses available to such indemnified party or parties which are different from or in addition to those available to the indemnifying party, in which event the fees and expenses of appropriate separate counsel shall be borne by the indemnifying party. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to local counsel), separate from its own counsel, for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release in form and substance satisfactory to the indemnified parties of each indemnified party from ail liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

      (d) In order to provide for just and equitable contribution in circumstances under which any of the indemnity provisions set forth in this
Section 6 is for any reason held to be unavailable to the indemnified parties although applicable in accordance with its terms, the Company and the Holder shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company and the Holder, as incurred; provided, that no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person that was not guilty of such fraudulent misrepresentation. As between the Company and the Holder, such parties shall contribute to such aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement in such proportion as shall be appropriate to reflect the relative fault of the Company, on the one hand, and the Holder, on the other hand, with respect to the statements or omissions which resulted in such loss, liability, claim, damage or expense, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Holder, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by or on behalf of the Holder, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Holder agree that it would not be just and equitable if contribution pursuant to this Section 6 were to be determined by pro rata allocation or by any other method of allocation that does not take into account the relevant equitable considerations. For purposes of this Section 6, each affiliate of the Holder, and each director, officer, employee, agent and Person, if any, who controls a Holder or such affiliate within the meaning of Section 15 of the Securities Act or


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

Section 20 of the Exchange Act shall have the same rights to contribution as the Holder, and each director of the Company, each officer of the Company who signed the Registration Statement, and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company.

      (e) The obligations of the Company and the Holders under this Section 6 shall survive the completion of an offering of Registrable Securities pursuant to a Registration Statement. Notwithstanding the foregoing, to the extent that the indemnification and contribution provisions contained in the underwriting agreement executed in connection with such Registration Statement conflict with the foregoing provisions, the provisions in such underwriting agreement shall control; provided that the Company will use its reasonable best efforts to negotiate terms of indemnification that are reasonably favorable to the various sellers pursuant thereto, as appropriate under the circumstances.

      (f) The indemnity agreements contained herein shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party and shall survive the transfer of the Registrable Shares by any such party.

      (g) The indemnification and contribution required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

7. Information by Holder.
   ---------------------

      The Holder of Registrable Securities included in any registration shall furnish to the Company such written information regarding Holder and the distribution proposed by Holder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification, or compliance referred to in this paragraph. The Company hereby acknowledges and agrees that, unless otherwise expressly agreed to in writing by a seller of Registrable Securities to the contrary, for all purposes of this Agreement the only information furnished or to be furnished to the Company for use in any such registration statement, preliminary, final or summary prospectus or amendment or supplement thereto are statements specifically relating to (i) transactions between such seller of Registrable Securities and its affiliates, as that term is defined in Rule 12b-2 of the Exchange Act ("Affiliates"), on the one hand, and the Company, on the other hand; (ii) the beneficial ownership of shares of the Company's Common Stock by such seller of Registrable Securities and its Affiliates and (iii) the name and address of such seller of Registrable Securities. If any additional information about such seller of Registrable Securities or the plan of distribution (other than for an underwritten offering) is required by law to be disclosed in any such document, then such seller shall not unreasonably withhold its agreement referred to in the immediately preceding sentence.

8. Postponement Rights.
   -------------------

      The Company shall have the right to postpone the filing (or suspend the effectiveness) of any Registration Statement for a period of not in excess of 60 days if (A) the Company would, in the opinion of its counsel, be required to disclose in such registration statement a material business situation, transaction or negotiation affecting the Company not otherwise then required by law to be publicly disclosed and (B) in the good faith judgment of the Board of Directors of the Company, such disclosure would materially and adversely affect such business situation, transaction or negotiation; provided that the Company will promptly deliver evidence of such determination by the Board of Directors of the Company to each Holder which shall have requested to join in such registration pursuant to Section 2; provided, further, that the aggregate number of days of postponements and suspensions hereunder shall not exceed 60 days during any twelve (12) month period. The Company shall give prompt notice to each Holder of the end of any delay period hereunder. If the Company shall give any notice of postponement or suspension of any Registration Statement, the Company shall not, during the period of such postponement or suspension, register any shares of the Company's Common Stock, other than pursuant to a registration statement on Form S-4 or S-8 (or an equivalent registration form then in effect). If the Company shall give any notice of postponement of the filing or suspension of the effectiveness of a Registration Statement, the Company shall, at such time as the reason that caused such postponement or suspension no longer exists (but in no event later than 60 days after the date of the postponement or suspension), use its best efforts to effect the registration under the Securities Act of the Registrable Securities covered by the postponed or suspended Registration Statement. If the Company shall postpone or suspend the filing of any Registration Statement, the Holder or Holders who delivered the demand pursuant to Section 2(a) shall have the right to withdraw the demand for such registration by giving notice to the Company within 20 days of the notice of postponement or suspension. In the event that the demand is withdrawn, such demand shall not be counted for purposes of determining the number of registrations to which Holders are entitled hereunder.

9. Limitations on Subsequent Registration Rights.
   ---------------------------------------------

      Except in the case of an "Approved Transaction" as defined in Section 8 of the Company's Certificate of Designation establishing the Preferred Stock, the Company shall not grant to any holder of securities of the Company any registration rights which have a priority greater than or equal to those granted to Holders of Registrable Securities pursuant to Section 2 without the prior written consent of the Holders of at least a majority of the aggregate outstanding Registrable Securities, voting as a single group.

10. No Preferred Stock Registration Rights.
    --------------------------------------

      Nothing in this Agreement shall be construed to impose on the Company any obligations or duties as to the registration of the Preferred Stock; provided that holders of Preferred Stock shall be entitled to initiate or participate in a registration pursuant to Section 2 with respect to shares of Common Stock issuable upon conversion of shares of Preferred Stock, which shares of Preferred Stock shall be converted into Common Stock on or before the date the Registration Statement is declared effective by the SEC.

11. Lock-Up Agreement.
    -----------------

      Holder hereby agrees, so long as such Holder holds at least five percent (5%) of the Company's outstanding voting equity securities, that it shall not, to the extent requested by the managing underwriter of securities of the Company, sell or otherwise transfer or dispose of any Registrable Securities or other shares of stock of the Company then owned by such Holder (other than to donees, members or partners of the Holder who agree to be similarly bound) for up to 90 days following the date of the final prospectus in connection with any registration statement of the Company filed under the Securities Act; provided, however, that such agreement shall be applicable only to the registration statements of the Company that cover securities to be sold on the Company's behalf to the public in an underwritten offering but not to Registrable Securities sold pursuant to such registration statement; provided, further, that each officer and director who own equity securities of the Company also agrees to such restrictions. In addition, Holder agrees to execute an agreement, in the lead underwriter's standard form, reflecting the foregoing at the time of the underwritten offering. The provisions of this Section shall be binding upon any transferee or assignee of any Registrable Securities, whether or not such persons are entitled to registration rights pursuant to this Agreement.

12. Rule 144 Reporting Obligations.
    ------------------------------

      With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to:

            (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

            (b) Use its best efforts to file with the Commission in a timely manner, taking into account any permitted extensions of filing deadlines, all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

            (c) So long as Holder owns any Registrable Securities, to furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to the reporting requirements of the Exchange Act), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing Holder to sell any such securities without registration (at any time after the Company has become subject to the reporting requirements of the Exchange Act).

13. Legends.
    -------

      Holder understands that the share certificates evidencing any Registrable Securities shall be endorsed with the following legends (in addition to any legends required under applicable state securities laws):

            (a) "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED."

            (b) "THE SALE, TRANSFER OR ASSIGNMENT OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS OF AN INVESTOR RIGHTS AGREEMENT AND A STOCKHOLDER AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OR HIS PREDECESSOR IN INTEREST. COPIES OF SUCH AGREEMENTS MAY BE OBTAINED BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY."

            (c) Any legend required to be placed thereon by any other applicable state securities laws and any other agreement between the parties hereto.

14. Specific Performance.
    --------------------

      The parties agree that irreparable damage will result in the event that the obligations of the Company under this Agreement are not specifically enforced, and that any damages available at law for a breach of any such obligations would be inadequate. Therefore, the Holders of the Registrable Securities shall have the right to specific performance by the Company of the provisions of this Agreement, and appropriate injunctive relief may be applied for and granted in connection therewith. The Company hereby irrevocably waives, to the extent that it may do so under applicable law, any defense based on the adequacy of a remedy at law which may be asserted as a bar to the remedy of specific performance in any action brought against the Company for specific performance of this Agreement by the Holders of Registrable Securities. Such remedies and all other remedies provided for in this Agreement shall, however, be cumulative and not exclusive and shall be in addition to any other remedies which may be available under this Agreement.

15. Termination of Obligations.
    --------------------------

      The right of Holder to request registration or inclusion in any registration pursuant to Section 2 hereof shall terminate on the earlier of (i) the date on which the Holders, collectively, cease to own Registrable Securities representing at least one percent (1%) of the outstanding Common Stock and (ii) seven years from the date of this Agreement. Notwithstanding the foregoing, the rights, duties and obligations of the Company and the Holders under Section 6 shall survive the termination of this Agreement.

16. Assignability.
    -------------

      This Agreement shall be binding upon and inure to the benefit of the respective heirs, successors and assigns of the parties hereto.

17. Changes in Capital Stock.
    ------------------------

      If, and as often as, there is any change in the Common Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the shares as so changed.

18. Governing Law.
    -------------

      This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, without regard to the conflict of laws provisions thereof.

19. Amendment.
    ---------

      Any modification, amendment or waiver of this Agreement or any provision hereof shall be in writing executed by the Holders of a majority of the then outstanding Registrable Securities and the Company. The Company shall provide prompt notice of any such modification, amendment or waiver to all Holders of the then outstanding Registrable Securities. Any amendment effected in accordance with this Section 19 shall be binding upon the Company, the Bank, and each other Holder of Registrable Securities.

20. Severability.
    ------------

      In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

21. Successors and Assigns.
    ----------------------

      This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of the Bank, including, without limitation and without the need for an express assignment, subsequent Holders. If any transferee of Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities, such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof.

22. Notices.
    -------

      Any notice required or permitted to be given to a party pursuant to the provisions of this Agreement will be in writing and will be effective on (i) the date of delivery by facsimile, or (ii) the business day after deposit with a nationally-recognized courier or overnight service, including Express Mail, for United States deliveries or (iii) five (5) business days after deposit in the United States mail by registered or certified mail for United States deliveries. All notices not delivered personally or by facsimile will be sent with postage and other charges prepaid and properly addressed to the party to be notified at the address set forth below such party's signature on this Agreement or at such other address as such party may designate by five (5) days advance written notice to the other parties hereto. All notices for delivery outside the United States will be sent by facsimile, or by nationally recognized courier or overnight service. Any notice given hereunder to more than one person will be deemed to have been given, for purposes of counting time periods hereunder, on the date given to the last party required to be given such notice. Notices to the Company will be marked to the attention of the Chief Financial Officer.

23. Attorneys' Fees.
    ---------------

      If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

24. Entire Agreement.
    ----------------

      This Agreement and the other writings referred to herein contain the entire understandings among the parties with respect to its subject matter. This Agreement supersedes all prior agreements and understandings among the parties with respect to its subject matter.

25. Headings.
    --------

      The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

26. Counterparts.
    ------------

      This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

27. Further Assurances.
    ------------------

      From and after the date of this Agreement, upon the request of a party, the other parties shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

                  [Remainder of Page Intentionally Left Blank]

      IN WITNESS WHEREOF, the undersigned Holder and the Company have executed this Agreement on the day and year first above written.


                  COMPANY: COMDIAL CORPORATION

                           By: /s/ Paul K. Suijk
                               -----------------
                           Name: Paul K. Suijk
                                 -------------
                           Title: Senior Vice President/Chief Financial Officer
                                  ---------------------------------------------


                  HOLDER:  BANK OF AMERICA, N.A.

                           By: /s/ Daniel Langelier
                               --------------------
                           Name: Daniel Langelier
                                 ----------------
                           Title: Senior Vice President
                                  ---------------------

#1038873 (Richmond)